Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Amended and Restated Supplement to

Prospectus (Class A, B, C, K shares) Dated May 1, 2011

Types of Shares Available

Class B Shares. Effective November 16, 2011, Class B shares of the Funds will no longer be available for purchase, except for purchases made by automatic reinvestment of distributions and purchases by exchange from existing Class B shareholders.

Information about Contingent Deferred Sales Loads. The last sentence of the second full paragraph on page 117 of the prospectus is amended to read in its entirety as follows:

If you are making an automatic withdrawal of proceeds of Class A, Class B, or Class C shares, no contingent deferred sales load will be imposed, so long as you do not withdraw annually more than 12% of the account value as of the time when you set up the account plan.

Taxes

The paragraph on “Foreign Investments” that begins on page 124 of the prospectus is amended to read in its entirety as follows:

Foreign Investments

A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund’s yield on those securities would be decreased. If at the end of a Fund’s fiscal year more than 50% of the value of its total assets consists of stocks or securities of foreign corporations, it will be eligible and may choose to pass through to its shareholders a credit or deduction for foreign taxes it has paid. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investment Team Biographical Information

Effective August 31, 2011, the investment team of RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, and RS Small Cap Equity Fund will be Stephen J. Bishop, Melissa Chadwick-Dunn, and D. Scott Tracy, CFA.

Effective August 31, 2011, the portfolio manager of RS Technology Fund will be Stephen J. Bishop.

October 18, 2011